UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2015

CONAGRA FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, Nebraska	68102-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 240-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 18, 2015, ConAgra Foods, Inc. (the “Company” or “ConAgra Foods”), announced plans to pursue the separation of the Company into two independent public companies: one comprising its robust consumer portfolio of diverse and leading brands; and the other comprising its market leading foodservice portfolio of innovative frozen potato products. The consumer brands business will be renamed Conagra Brands, Inc. (“Conagra Brands”) and the frozen potato business will operate under the Lamb Weston name. Immediately following the transaction (the “Spin-off”), which is expected to be completed in the fall of 2016, ConAgra Foods’ shareholders will own shares of both independent companies. The transaction is expected to be structured as a spin-off of the Lamb Weston business, tax-free to the Company and its shareholders. Also on November 18, 2015, the Company held a conference call to discuss the proposed Spin-off. The Company’s presentation material for the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the proposed Spin-off, the Company also announced that, if the Spin-off is completed, Conagra Brands will be led by Sean Connolly, the Company’s current Chief Executive Officer, and will be headquartered in Chicago. The completion of the Spin-off is subject to final approval by the Company’s Board of Directors, receipt of an opinion from tax counsel on the tax-free nature of the Spin-off and other customary approvals. The Company’s press release announcing the proposed Spin-off is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These risks and uncertainties include, among other things: ConAgra Foods’ ability to successfully complete the spin-off of its Lamb Weston business on a tax-free basis, within the expected time frame or at all; ConAgra Foods’ ability to successfully complete the pending sale of its private brands operations, within the expected time frame or at all; ConAgra Foods’ ability to execute its operating and restructuring plans and achieve its targeted operating efficiencies, cost-saving initiatives, and trade optimization programs; ConAgra Foods’ ability to successfully execute its long-term value creation strategy; ConAgra Foods’ ability to realize the synergies and benefits contemplated by the Ardent Mills joint venture; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges; the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; the effectiveness of ConAgra Foods’ product pricing efforts, whether through pricing actions or changes in promotional strategies; the ultimate outcome of litigation, including litigation related to the lead paint and pigment matters; future economic circumstances; industry conditions; the effectiveness of ConAgra Foods’ hedging activities, including volatility in commodities that could negatively impact ConAgra Foods’ derivative positions and, in turn, ConAgra Foods’ earnings; the success of ConAgra Foods’ innovation and marketing investments; the competitive environment and related market conditions; the ultimate impact of any ConAgra Foods’ product recalls; access to capital; actions of governments and regulatory factors affecting ConAgra Foods’ businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of ConAgra Foods’ common stock and debt, if any; the costs, disruption and diversion of management’s attention associated with campaigns commenced by activist investors; and other risks described in ConAgra Foods’ reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. ConAgra Foods disclaims any obligation to update or revise statements contained in this report to reflect future events or circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation

99.2	Press Release dated November 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: November 18, 2015

Exhibit Index

Exhibit Number	Description

99.1	Investor Presentation

99.2	Press Release dated November 18, 2015